LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2008

Listed below are estimated per share rates to be distributed from ordinary income and capital gains for certain Portfolios of Lazard Retirement Series, Inc. The Portfolios will pay this distribution on August 26, 2008, with a record date of August 22, 2008 and an ex-dividend date of August 25, 2008.

Portfolio	Estimated Ordinary Income Dividend Per Share	Estimated Short-Term Capital Gain Distribution Per Share	Estimated Long-Term Capital Gain Distribution Per Share

Lazard Retirement International Equity Portfolio
Service Shares	—	—	$0.04

Lazard Retirement Emerging Markets Equity Portfolio
Service Shares	—	$0.27	$0.53
Investor Shares	—	$0.27	$0.53

Please be advised that these estimates may change prior to the record date due to changes in the number of shares outstanding.

August 8, 2008